Oil and natural gas activities	12 Months Ended
Dec. 31, 2011
Oil and natural gas activities

Note 15: Oil and natural gas activities

Our oil and natural gas activities are conducted entirely in the United States. Costs incurred in oil and natural gas producing activities are as follows for the years ended December 31:

	2011	2010	2009
Property acquisition costs
Proved properties	$1,024	$32,458	$14,552
Unproved properties	15,795	9,062	3,781

Total acquisition costs	16,819	41,520	18,333
Development costs	250,182	251,564	127,640
Exploration costs(1)	57,016	34,180	4,942

Total	$324,017	$327,264	$150,915

(1)	Includes $33,030 and $16,667 of EOR costs in 2011 and 2010, respectively.

Depreciation, depletion, and amortization expense of oil and natural gas properties was $132,307, $96,676, and $92,561 for the years ended December 31, 2011, 2010, and 2009, respectively. The average depreciation, depletion and amortization rate per equivalent unit of production was $15.29, $12.01, and $12.12 for the years ended December 31, 2011, 2010, and 2009, respectively.

Oil and natural gas properties not subject to amortization consist of the cost of unevaluated properties and seismic costs associated with specific unevaluated properties. Of the $22,831 of unproved property costs at December 31, 2011 being excluded from the amortization base, $12,953, $5,389, and $1,532 were incurred in 2011, 2010, and 2009, respectively, and $2,957 was incurred in prior years. These costs are primarily seismic and lease acquisition costs. We expect to complete our evaluation of the properties representing the majority of these costs within the next two to five years.